Exhibit 99.1
FOR IMMEDIATE RELEASE
Terayon Announces Fourth Quarter and Fiscal Year 2006 Results Conference Call
Santa Clara, California — March 16, 2007 — Terayon Communication Systems, Inc. (Pink Sheets: TERN.PK) (Terayon or the Company) intends to hold an investor conference call on Thursday, March 22, 2007 at 2:00 PM PDT (5:00 PM EDT) to discuss its financial results for the fourth quarter and fiscal year ended December 31, 2006.
     The call can be accessed by dialing 866-578-5788 (U.S.) or 617-213-8057 (international), and referencing pass code 81698170. A live listen-only webcast of the call may be accessed on Terayon’s website at www.terayon.com/investor. Webcast participants should access the site approximately 10 minutes prior to the call’s start time and download any streaming media software needed to listen to the call.
     A telephonic replay of the call will be accessible through Monday, April 23, 2007 by dialing 888-286-8010 (U.S.) or 617-801-6888 (international) and referencing pass code 24495432. An online archive of the webcast will also be available on the investor relations section of Terayon’s Web site.
     Terayon is filing a Form 12b-25 with the Securities and Exchange Commission (SEC) to obtain a 15-day extension for the Company to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (2006 Form 10-K). The Company requires additional time to complete its consolidated financial statements for the year ended December 31, 2006. Additionally, the Company is still in the process of providing information necessary for its independent auditor to complete its documentation and related audit procedures in connection with the audit of the financial information contained in the 2006 Form 10-K. The Company anticipates it will be able to file its 2006 Form 10-K within the 15-day extension period afforded by SEC Rule 12b-25 under the Securities Exchange Act of 1934, as amended.
About Terayon
Terayon Communication Systems, Inc. (Pink Sheets: TERN.PK) provides real-time digital video networking applications to cable, satellite and telecommunication service providers worldwide, which have deployed more than 7,800 Terayon CherryPickers and related digital video system components to localize services and advertising on-demand and brand their programming, insert millions of digital ads, offer HDTV and other digital video services. Terayon maintains its headquarters in Santa Clara, California, has sales and support offices worldwide and is on the web at www.terayon.com.
MEANINGFUL CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
These forward-looking statements are subject to a number of risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking information, and are based on current expectations, estimates, forecasts and projections of future Company or industry performance based on management’s judgment, beliefs, current trends and market conditions. Such forward-looking statements include, but are not limited to, statements relating to the Company’s plans to report financial results for the fourth quarter and fiscal year ended December 31, 2006 on March 22, 2007, and the Company’s ability to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2006 within the 15-day extension period granted by filing SEC Form 12b-25. Actual outcomes and results may differ materially from what is expressed, expected, anticipated, or implied in any such forward-looking statement, including, for example, unexpected delays in the completion of the year-end consolidated financial statements and the related audit process. Additional information concerning these and other risks affecting Terayon’s business can be found in prior press releases as well as in Terayon’s public periodic filings with the Securities and Exchange Commission, available via Terayon’s web site at www.terayon.com. Terayon disclaims any intent or obligation to update these forward-looking statements beyond the date of this release.
Note: Terayon and the Terayon logo are registered trademarks of Terayon Communication Systems, Inc. All other trademarks are property of their respective owners.

Press Contacts:	Investor Contact:

Paul Schneider	Kirsten Chapman / Moriah Shilton
PSPR, Inc.	Lippert/Heilshorn & Associates
(215) 702-9784	(415) 433-3777
pspr@att.net	mshilton@lhai.com